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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

FULGENT GENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4978 Santa Anita Avenue Temple City, California	91780
(Address of Principal Executive Offices)	(Zip Code)

(626) 350-0537

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FLGT	The Nasdaq Stock Market (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Fulgent Genetics, Inc. (the “Company”) was held on May 18, 2022 at 9:00 a.m. Pacific Daylight Time at the Company’s offices at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731. Of the Company’s 30,327,078 shares of common stock issued and outstanding and eligible to vote as of the record date of March 24, 2022, a quorum of 21,954,942 shares, or approximately 72% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2022. The following actions were taken at the Annual Meeting:

Proposal 1

Election of the following nominees as directors of the Company, each to serve until the 2023 Annual Meeting and until his or her successor is duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Vote
Ming Hsieh	15,884,855	339,568	5,730,519
John Bolger	10,575,397	5,649,026	5,730,519
Yun Yen, M.D., Ph.D., F.A.C.P.	12,278,538	3,945,885	5,730,519
Linda Marsh	12,939,121	3,285,302	5,730,519

Proposal 2

Ratification of the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2022.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
21,789,084	121,792	44,066	—

Proposal 3

Approval, on a non-binding advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
15,719,000	405,690	99,733	5,730,519

Proposal 4

Approval, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation of our named executive officers.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained	Broker Non-Vote
16,052,536	33,866	70,555	67,466	5,730,519

Regarding Proposal 4, the board of directors has elected a frequency of one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2022	FULGENT GENETICS, INC.

	By:	/s/ Paul Kim
	Name:	Paul Kim
	Title:	Chief Financial Officer